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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                 ----------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of report: February 26, 2001
                        (Date of earliest event reported)

COMMISSION         REGISTRANT; STATE OF INCORPORATION;        I.R.S. EMPLOYER
FILE NUMBER          ADDRESS AND TELEPHONE NUMBER             IDENTIFICATION NO.
-----------          ----------------------------             ------------------
333-47925          YORKSHIRE POWER GROUP LIMITED                 84-1393785
                   (England & Wales)
                   Wetherby Road
                   Scarcroft
                   Leeds LS14 3HS
                   United Kingdom
                   011-44-113-289-2123

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Item 5.  Other Events

         Reference is made to the Annual Report on Form 10-K of Yorkshire Power Group Limited ("Yorkshire Group") for the transition period from April 1, 1999 to December 31, 1999, Part I, Item 1. "Yorkshire Group and the US Parents" for a discussion of the ownership of Yorkshire Group and its subsidiaries. On February 26, 2001, AEP Resources, Inc. ("AEP") and Xcel Energy International, Inc. ("Xcel") signed a conditional agreement to sell 94.75% of the issued share capital of Yorkshire Group to Innogy Holdings plc ("Innogy"), an integrated energy company in the United Kingdom. AEP has agreed to sell its entire interest in Yorkshire Group, while Xcel will retain a 5.25% interest.

         The sale to Innogy is conditional upon the approval of Innogy's shareholders. Assuming approval by Innogy's shareholders, the sale is expected to take place by March 31, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


YORKSHIRE POWER GROUP LIMITED
Registrant


By: /s/ Armando A. Pena
   -----------------------
Armando A. Pena
Chief Financial Officer and Director


Date:  February 27, 2001